                         MARISA CHRISTINA, INCORPORATED

          SECTION 906 CERTIFICATION OF THE SARBANES - OXLEY ACT OF 2002


The following statement is provided by the undersigned to accompany the foregoing Report on Form 10 Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

            Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.



/s/ Michael H. Lerner
---------------------------------
Michael H. Lerner
Chairman, Chief Executive Officer
  and President
Marisa Christina, Incorporated


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